                                                                    EXHIBIT 99.8

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $650,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC3

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                SEPTEMBER 2,2004

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                              GROUP I - FREDDIEMAC

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance        $352,941,136
Aggregate Original Principal Balance           $353,205,489
Number of Mortgage Loans                              2,553

                                                 MINIMUM            MAXIMUM           AVERAGE (1)
                                                 --------          ---------          ------------
Original Principal Balance                       $12,980           $ 420,000          $    138,349
Outstanding Principal                                              $ 419,540          $    138,246
Balance                                          $ 12,958

                                                MINIMUM            MAXIMUM        WEIGHTED AVERAGE (2)
                                                -------            -------        --------------------
Original Term (mos)                                180                 360               353
Stated remaining Term (mos)                        174                 359               350
Loan Age (mos)                                       1                   8                 3
Current Interest Rate                            4.100%             13.500%            6.819%
Initial Interest Rate Cap (3)                    1.000%              3.000%            2.915%
Periodic Rate Cap (3)                            1.000%              1.500%            1.128%
Gross Margin (3)                                 3.250%             10.250%            6.243%
Maximum Mortgage Rate (3)                       10.100%             18.900%           12.982%
Minimum Mortgage Rate (3)                        3.875%             10.500%            6.611%
Months to Roll (3)                                  16                  35                23
Original Loan-to-Value                            7.17%             100.00%            82.77%
Credit Score (4)                                   501                 814               629

                                                EARLIEST           LATEST
                                                --------          -------
Maturity Date                                   2/01/19           07/01/34

                          PERCENT OF
                         MORTGAGE POOL
                         -------------
LIEN POSITION

1st Lien                       96.93%
2nd Lien                        3.07

OCCUPANCY

Primary                        95.21%
Second Home                     1.06
Investment                      3.73

LOAN TYPE

Fixed Rate                     19.99%
ARM                            80.01

AMORTIZATION TYPE

Fully Amortizing               80.62%
Interest-Only                  16.85
Balloon                         2.53

YEAR OF ORIGINATION

2003                            0.41%
2004                           99.59

LOAN PURPOSE

Purchase                       39.48%
Refinance - Rate/Term           6.20
Refinance - Cashout            54.31

PROPERTY TYPE

Single Family                  77.07%
Rowhouse                        0.05
Townhouse                       0.75
Condominium                     4.22
Two- to Four-Family             3.89
Planned Unit Development       13.97
Manufactured Housing            0.04

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores. (1)

MORTGAGE RATES

                                                  AGGREGATE                        WEIGHTED   AVERAGE     WEIGHTED
                                                  PRINCIPAL   PERCENT   WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE     PERCENT
                                  NUMBER OF       BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL
RANGE OF MORTGAGE RATES         MORTGAGE LOANS   OUTSTANDING    POOL    COUPON     SCORE    OUTSTANDING      LTV     DOCUMENTATION
5.500% or less                        157      $ 28,495,103     8.07%     5.25%      669     $181,497       78.67%      83.11%
5.501% to 6.000%                      369        64,296,750    18.22     5.833       650      174,246       79.98       74.62
6.001% to 6.500%                      431        71,844,919    20.36     6.312       636      166,694       80.74       61.64
6.501% to 7.000%                      491        79,149,739    22.43     6,810       617      161,201       83.42       62.54
7.001% to 7.500%                      274        37,790,362    10.71     7,301       611      137,921       83.84       60.92
7.501% to 8.000%                      235        29,368,152     8.32     7.784       608      124,971       84.82       55,97
8.001% to 8.500%                      138        13,786,733     3.91     8.325       606       99,904       86.02       69,97
8.501% to 9.000%                      120        11,545,485     3.27     8.782       594       96,212       87.04       64.79
9.001% to 9.500%                       92         6,072,093     1.72     9.349       603       66,001       91.58       70.23
9.501% to 10.000%                      70         3,995,455     1.13     9.827       619       57,078       91.66       52.28
10.001% to 10.500%                     46         1,984,456     0.56    10.342       642       43,140       97.63       30.46
10.501% to 11.000%                     62         2,253,650     0.64    10.853       652       36,349       99.93       36.56
11.001% to 11.500%                     29         1,076,742     0.31    11.317       649       37,129       99.78       47.49
11.501% to 12.000%                     24           760,558     0.22    11.884       642       31,690       98.89       43.24
12.001% to 12.500%                      9           312,240     0.09    12.313       644       34,693      100.00       44.89
12.501% to 13.000%                      4           139,989     0.04    12.764       650       34,997      100.00       28.86
13.001% to 13.500%                      2            68,711     0.02    13.492       617       34,356      100.00       81.14
TOTAL:                              2,553      $352,941,136   100.00%    6.819%      629     $138,246       82.77%      65.42%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.100% per annum to 13.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.819% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      PERCENT
REMAINING MONTHS       NUMBER OF       BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL        FULL
TO STATED MATURITY   MORTGAGE LOANS  OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
169 to 180                 298       $ 12,212,723      3.46%       9.816%      651     $  40,982        96.26%      51.05%
229 to 240                  24          1,815,808      0.51        8.137       627        75,659        80.42       73.17
277 to 288                   1            266,760      0.08        6.850       681       266,760        90.00      100.00
289 to 300                   1            232,000      0.07        5.760       720       232,000        77.33      100.00
337 to 348                   1            209,058      0.06        6.875       678       209,058        95.00      100.00
349 to 360                2228        338,204,787     95.82        6.704       628       151,797        82.29       65.82
TOTAL:                   2,553       $352,941,136    100.00%       6.819%      629      $138,246        82.77%      65.42%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 350 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                           WEIGHTED    AVERAGE                   WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       PERCENT
RANGE OF ORIGINAL MORTGAGE    NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV       DOCUMENTATION
$50,000 or less                  309        $ 10,827,358      3.07%    9.753%      641      $ 35,040      93.19%        53.73%
$50,001 to $100,000              567          43,816,437     12.41     7.557       622        77,278      82.79         71.94
$100,001 to $150,000             703          87,379,134     24.76     6.810       629       124,295      82.15         69.72
$150,001 to $200,000             478          82,838,444     23.47     6.686       622       173,302      81.72         67.95
$200,001 to $250,000             244          55,095,581     15.61     6.519       628       225,802      82.92         61.06
$250,001 to $300,000             162          44,090,320     12.49     6.335       638       272,162      83.13         59.06
$300,001 to $350,000              85          26,929,352      7.63     6.311       639       316,816      82.78         58.84
$350,001 to $400,000               4           1,544,969      0.44     6.687       666       386,242      86.26         25.52
$400,001 to $450,000               1             419,540      0.12     5.500       619       419,540      80.00        100.00
TOTAL:                         2,553        $352,941,136    100.00%    6.819%      629      $138,246      82.77%        65.42%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,958 to approximately $419,540 and the average outstanding principal balance of the Mortgage Loans was approximately $138,246.

PRODUCT TYPES

                                             AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                             NUMBER OF        BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL       FULL
PRODUCT TYPES              MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
Balloon Loans                    238        $  8,931,029     2.53%    10.324%      659      $ 37,525      99.87%       47.01%
15 to 19 Year Fixed Loans         60           3,281,694     0.93      8.432       630        54,695      86.43        62.03
20 to 24 Year Fixed Loans         24           1,815,808     0.51      8.137       627        75,659      80.42        73.17
25 to 29 Year Fixed Loans          2             498,760     0.14      6.343       699       249,380      84.11       100.00
30 Year Fixed Loans              393          56,021,088    15.87      6.886       648       142,547      81.12        75.81
2/28 LIBOR ARM Loans           1,574         239,752,779    67.93      6.704       624       152,321      82.84        64.87
3/27 LIBOR ARM Loan              262          42,639,979    12.08      6.467       622       162,748      80.82        58.24
TOTAL:                         2,553        $352,941,136   100.00%     6.819%      629      $138,246      82.77%       65.42%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                           WEIGHTED     AVERAGE       WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL      AVERAGE        PERCENT
STATE DISTRIBUTIONS          NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE       ORIGINAL        FULL
OF MORTGAGED PROPERTIES    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING       LTV      DOCUMENTATION
Alabama                          40        $  3,753,358       1.06%   7.740%      619      $  93,834         88.23%       84.75%
Arizona                          79           9,467,696       2.68    6.583       648        119,844         83.31        59.39
Arkansas                         28           2,596,612       0.74    7.390       643         92,736         89.04        57.09
California                      429          83,798,271      23.74    6.328       636        195,334         80.51        58.90
Colorado                         60           8,501,508       2.41    6.662       643        141,692         84.39        57.04
Connecticut                      37           5,927,119       1.68    7.009       616        160,192         83.34        77.65
Delaware                          2             394,244       0.11    5.331       758        197,122         80.00       100.00
District of Columbia              5             705,718       0.20    7.393       582        141,144         76.63       100.00
Florida                         274          33,974,946       9.63    6.962       621        123,996         82.58        63.34
Georgia                         158          18,684,472       5.29    7.187       615        118,256         83.80        73.55
Idaho                             1              42,970       0.01    7.750       503         42,970         52.38       100.00
Illinois                        104          15,796,187       4.48    6.883       636        151,886         83.93        54.51
Indiana                          64           6,773,622       1.92    7.125       616        105,838         86.35        81.07
Iowa                              6             349,168       0.10    7.861       698         58,195         84.02        42.21
Kansas                           22           2,215,097       0.63    7.314       643        100,686         85.20        60.62
Kentucky                         24           2,093,730       0.59    7.217       626         87,239         84.79        86.60
Louisiana                        16           1,465,729       0.42    7.370       630         91,608         87.66        60.55
Maine                             9           1,134,057       0.32    7.551       598        126,006         81.14        90.26
Maryland                         73          13,301,413       3.77    6.694       612        182,211         81.34        81.17
Massachusetts                    37           7,250,596       2.05    6.727       612        195,962         83.89        72.73
Michigan                         90           9,784,605       2.77    7.335       619        108,718         84.67        53.60
Minnesota                        78          11,131,869       3.15    6.629       635        142,716         83.93        71.30
Mississippi                      11             985,758       0.28    7.206       618         89,614         88.54        72.51
Missouri                         49           5,118,509       1.45    7.244       628        104,459         85.09        60.59
Montana                           2             288,000       0.08    6.073       655        144,000         80.00       100.00
Nebraska                         10           1,023,488       0.29    6.798       659        102,349         83.83        89.56
Nevada                           54           8,939,082       2.53    6.837       655        165,539         84.83        48.40
New Hampshire                     8           1,330,713       0.38    6.531       603        166,339         79.20        65.28
New Jersey                       24           4,715,092       1.34    7.345       580        196,462         79.55        73.65
New Mexico                        2             408,750       0.12    6.403       595        204,375         87.02       100.00
New York                         34           5,516,371       1.56    6.737       626        162,246         75.40        71.44
North Carolina                   63           7,623,562       2.16    7.130       632        121,009         84.71        78.67
Ohio                             62           6,700,934       1.90    7.078       633        108,080         84.42        72.89
Oklahoma                          6             426,321       0.12    7.740       611         71,054         85.41        69.80
Oregon                           37           4,532,218       1.28    6.691       636        122,492         85.63        67.88
Pennsylvania                     58           6,637,318       1.88    7.123       625        114,437         85.59        70.62
Rhode Island                     21           3,405,372       0.96    6.555       615        162,161         75.95        57.83
South Carolina                   59           6,021,420       1.71    7.517       610        102,058         81.84        82.67
South Dakota                      1             280,251       0.08    6.600       594        280,251         85.00         0.00
Tennessee                        47           4,682,276       1.33    7.786       618         99,623         89.02        76.31
Texas                           148          13,639,954       3.86    7.182       652         92,162         82.92        44.86
Utah                             15           2,063,248       0.58    6.466       653        137,550         80.83        82.89
Vermont                           1             270,000       0.08    6.250       623        270,000         90.00       100.00
Virginia                         87          14,116,285       4.00    6.828       610        162,256         82.25        77.50
Washington                       66           9,087,515       2.57    6.512       645        137,690         83.88        64.17
West Virginia                    12           1,127,983       0.32    7.398       601         93,999         78.26        79.19
Wisconsin                        39           4,785,430       1.36    6.740       641        122,703         85.23        74.26
Wyoming                           1              72,299       0.02    7.850       635         72,299         90.00         0.00
Total:                        2,553        $352,941,136     100.00%   6.819%      629      $ 138,246         82.77%       65.42%

(1) No more than approximately 0.40% of the Mortgage Loans will be secured by mortgaged properties located in any zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
 RANGE OF ORIGINAL      NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
LOAN-TO-VALUE RATIOS  MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
 50.00% or less              38        $   3,838,681      1.09%      6.587%      605      $ 101,018    38.36%        53.87%
 50.01% to 55.00%            21            2,474,427      0.70       6.917       608        117,830    52.90         58.16
 55.01% to 60.00%            30            3,967,057      1.12       6.635       605        132,235    58.15         53.53
 60.01% to 65.00%            36            5,498,617      1.56       6.611       623        152,739    62.92         67.94
 65.01% to 70.00%            93           13,403,959      3.80       6.681       606        144,129    68.05         55.55
 70.01% to 75.00%           155           22,175,127      6.28       6.760       598        143,065    73.64         67.30
 75.01% to 80.00%           868          132,873,560     37.65       6.278       646        153,080    79.73         60.76
 80.01% to 85.00%           273           43,938,294     12.45       6.844       601        160,946    84.33         69.04
 85.01% to 90.00%           526           82,278,614     23.31       7.049       622        156,423    89.65         67.76
 90.01% to 95.00%           145           20,828,702      5.90       7.422       634        143,646    94.80         79.64
 95.01% to 100.00%          368           21,664,098      6.14       8.894       659         58,870    99.95         72.68
 TOTAL:                   2,553        $ 352,941,136    100.00%      6.819%      629      $ 138,246    82.77%        65.42%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 7.17% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 3.07% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.79%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.03%.

LOAN PURPOSE

                                          AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
                         NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
   LOAN PURPOSE        MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
Refinance - Cashout         1,238       $ 191,699,600      54.31%     6.778%      614      $ 154,846    81.64%       69.93%
Purchase                    1,156         139,354,042      39.48      6.857       651        120,548    84.36        58.11
Refinance - Rate/Term         159          21,887,495       6.20      6.932       615        137,657    82.62        72.45
TOTAL:                      2,553       $ 352,941,136     100.00%     6.819%      629      $ 138,246    82.77%       65.42%

PROPERTY TYPE

                                             AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
                            NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
  PROPERTY TYPE           MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
Single Family                  2,001       $ 272,025,340     77.07%      6.821%      627      $ 135,945    83.07%        66.79%
Rowhouse                           1             179,686      0.05       6.475       658        179,686    88.24        100.00
Townhouse                         23           2,648,638      0.75       6.923       640        115,158    85.93         74.51
Condominium                      116          14,900,959      4.22       6.941       638        128,457    83.38         51.35
Two- to Four-Family               82          13,743,012      3.89       6.948       635        167,598    76.13         57.60
Manufactured Housing               2             155,125      0.04       7.086       631         77,562    75.67        100.00
Planned Unit Development         328          49,288,375     13.97       6.730       635        150,269    82.67         63.53
TOTAL:                         2,553       $ 352,941,136    100.00%      6.819%      629      $ 138,246    82.77%        65.42%

DOCUMENTATION

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
                        NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
   DOCUMENTATION      MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
Full Documentation        1,679        $ 230,887,945      65.42%     6.710%       621     $ 137,515    83.43%      100.00%
Stated Documentation        833          114,608,181      32.47      7.058        645       137,585    81.33         0.00
Lite Documentation           41            7,445,010       2.11      6.504        633       181,586    84.86         0.00
TOTAL:                    2,553        $ 352,941,136     100.00%     6.819%       629     $ 138,246    82.77%       65.42%

OCCUPANCY

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
                        NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
     OCCUPANCY        MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
Primary                   2,397        $ 336,049,059     95.21%      6.793%      628      $ 140,196    82.84%       65.21%
Investment                  126           13,167,634      3.73       7.287       659        104,505    80.90        73.28
Second Home                  30            3,724,443      1.06       7.513       612        124,148    83.34        56.21
TOTAL:                    2,553        $ 352,941,136    100.00%      6.819%      629      $ 138,246    82.77%       65.42%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
 MORTGAGE LOANS AGE     NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
      SUMMARY         MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
1                            65        $   9,108,437      2.58%      6.768%      629      $ 140,130    85.16%        75.78%
2                         1,019          145,558,615     41.24       6.837       628        142,845    83.11         71.42
3                           954          132,267,902     37.48       6.715       629        138,646    82.21         63.40
4                           367           46,690,938     13.23       6.927       630        127,223    83.26         54.33
5                           119           15,357,045      4.35       7.082       636        129,051    81.93         50.14
6                            19            2,517,365      0.71       7.180       600        132,493    78.10         75.94
7                             9            1,318,714      0.37       7.995       631        146,524    88.21         81.38
8                             1              122,119      0.03       6.850       543        122,119    84.66        100.00
TOTAL:                    2,553        $ 352,941,136    100.00%      6.819%      629      $ 138,246    82.77%        65.42%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
ORIGINAL PREPAYMENT     NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
    PENALTY TERM      MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION


None                        386        $  40,327,883      11.43%     7.477%       626     $ 104,476    84.74%        64.71%
6 Months                      4              560,995       0.16      6.878        607       140,249    83.24         74.81
12 Months                    93           15,775,697       4.47      6.759        630       169,631    83.00         72.13
13 Months                     9            2,052,841       0.58      5.933        673       228,093    84.63         50.05
24 Months                 1,421          204,050,341      57.81      6.740        625       143,596    83.07         64.31
30 Months                     1              324,909       0.09      5.990        758       324,909    80.00        100.00
36 Months                   639           89,848,470      25.46      6.737        637       140,608    81.15         67.24
TOTAL:                    2,553        $ 352,941,136     100.00%     6.819%       629     $ 138,246    82.77%        65.42%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.

CREDIT SCORES

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
  RANGE OF CREDIT       NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
      SCORES          MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
Not Available                 1        $      50,916      0.01%      7.000%         0    $  50,916     51.00%       100.00%
501 to 525                   30            4,358,251      1.23       7.513        517      145,275     72.75         83.68
526 to 550                  175           24,074,353      6.82       7.305        541      137,568     77.34         84.34
551 to 575                  248           34,489,419      9.77       7.251        564      139,070     80.37         80.08
576 to 600                  287           41,064,926     11.64       7.134        588      143,083     83.60         68.86
601 to 625                  506           70,778,667     20.05       6.827        613      139,879     84.30         73.33
626 to 650                  467           62,705,770     17.77       6.743        638      134,274     83.80         59.35
651 to 675                  383           52,821,907     14.97       6.536        662      137,916     83.77         54.82
676 to 700                  206           26,975,593      7.64       6.551        686      130,949     83.68         50.27
701 to 725                  113           15,401,720      4.36       6.394        712      136,298     83.19         46.86
726 to 750                   70            9,437,174      2.67       6.566        735      134,817     81.75         49.52
751 to 775                   40            6,510,098      1.84       6.280        762      162,752     82.30         72.27
776 to 800                   22            3,506,845      0.99       5.930        785      159,402     80.52         69.40
801 to 825                    5              765,497      0.22       5.947        805      153,099     69.97         42.42
TOTAL:                    2,553        $ 352,941,136    100.00%      6.819%       629    $ 138,246     82.77%        65.42%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 629.

CREDIT GRADE

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
                        NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
   CREDIT GRADE       MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
A+                        1,299        $ 177,064,136     50.17%      6.566%      670      $ 136,308    83.67%       55.32%
A                           579           80,995,225     22.95       6.916       608        139,888    84.35        71.46
A-                          266           39,190,545      11.1       7.094       593        147,333    82.82        74.63
B                           256           34,301,850      9.72        7.28       564        133,992    79.25        79.08
C                           100           14,008,976      3.97       7.311       540        140,090    76.26        87.15
C-                           53            7,380,404      2.09       7.277       545        139,253    72.65        87.64
TOTAL:                    2,553        $ 352,941,136    100.00%      6.819%      629      $ 138,246    82.77%       65.42%

MARGINS

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
                        NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
  RANGE OF MARGINS    MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
3.001% to 3.500%              2        $     448,000      0.16%       4.321%      675     $ 224,000    80.00%       100.00%
3.501% to 4.000%             20            4,242,478      1.50        4.985       674       212,124    79.58         92.74
4.001% to 4.500%             50           10,121,180      3.58        5.408       664       202,424    79.18         77.00
4.501% to 5.000%            113           21,664,465      7.67        5.685       647       191,721    79.44         70.02
5.001% to 5.500%            211           35,812,346     12.68        5.880       642       169,727    81.17         70.69
5.501% to 6.000%            353           57,037,821     20.20        6.209       630       161,580    81.49         69.26
6.001% to 6.500%            335           55,138,868     19.53        6.655       618       164,594    82.57         58.93
6.501% to 7.000%            270           40,485,249     14.34        7.056       612       149,945    83.00         54.17
7.001% to 7.500%            179           24,567,744      8.70        7.550       607       137,250    85.39         56.95
7.501% to 8.000%            118           13,589,805      4.81        8.026       608       115,168    85.69         54.83
8.001% to 8.500%             95            9,961,942      3.53        8.517       598       104,863    86.92         66.07
8.501% to 9.000%             50            5,555,406      1.97        8.916       583       111,108    87.58         59.73
9.001% to 9.500%             34            3,282,389      1.16        9.460       572        96,541    86.91         66.67
9.501% to 10.000%             5              393,032      0.14        9.978       574        78,606    86.79         60.06
10.001% to 10.500%            1               92,032      0.03       10.500       607        92,032    95.00          0.00
TOTAL:                    1,836        $ 282,392,757    100.00%       6.668%      624     $ 153,809    82.53%        63.87%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.243% per annum.

MAXIMUM MORTGAGE RATES

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
 RANGE OF MAXIMUM       NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
  MORTGAGE RATES      MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
11.500% or less              83        $  14,015,873       4.96%      5.270%     670      $ 168,866    79.25%       82.79%
11.501% to 12.000%          239           41,092,654      14.55       5.756      639        171,936    80.02        78.87
12.001% to 12.500%          294           49,721,301      17.61       6.107      631        169,120    80.62        68.84
12.501% to 13.000%          371           62,565,538      22.16       6.559      619        168,640    83.03        62.56
13.001% to 13.500%          260           39,220,944      13.89       6.829      620        150,850    83.18        58.71
13.501% to 14.000%          235           34,990,783      12.39       7.292      614        148,897    84.70        53.79
14.001% to 14.500%          157           18,800,807       6.66       7.814      613        119,750    84.14        52.01
14.501% to 15.000%          111           12,617,332       4.47       8.301      602        113,670    85.36        46.26
15.001% to 15.500%           44            4,885,507       1.73       8.899      593        111,034    88.94        53.85
15.501% to 16.000%           32            3,520,432       1.25       9.127      583        110,014    85.53        63.33
16.001% to 16.500%            7              584,861       0.21       9.531      578         83,552    89.27        69.26
17.001% to 17.500%            2              129,157       0.05      10.500      620         64,578    90.69         0.00
18.501% to 19.000%            1              247,568       0.09       5.950      601        247,568    79.99       100.00
TOTAL:                    1,836        $ 282,392,757     100.00%      6.668%     624      $ 153,809    82.53%       63.87%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.100% per annum to 18.900% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.982% per annum.

NEXT RATE ADJUSTMENT DATE

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
NEXT RATE ADJUSTMENT    NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
        DATE          MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
December 2005                 2        $     331,177       0.12%     6.866%       628     $ 165,589     91.19%      100.00%
January 2006                  6              760,182       0.27      8.730        619       126,697     87.94        67.70
February 2006                14            2,226,433       0.79      7.012        600       159,031     79.47        77.48
March 2006                   87           11,793,645       4.18      6.990        638       135,559     83.11        48.88
April 2006                  228           33,147,137      11.74      6.798        633       145,382     83.20        51.50
May 2006                    567           88,358,942      31.29      6.566        626       155,836     81.77        61.82
June 2006                   635           98,275,753      34.80      6.753        619       154,765     83.46        72.34
July 2006                    34            4,675,510       1.66      6.449        633       137,515     86.88        90.13
October 2006                  1              184,000       0.07      6.050        601       184,000     80.00       100.00
February 2007                 2              161,989       0.06      7.519        546        80,994     61.15       100.00
March 2007                    8            1,352,162       0.48      6.685        573       169,020     68.97        54.76
April 2007                   45            7,409,081       2.62      6.600        610       164,646     81.57        49.31
May 2007                     95           14,685,780       5.20      6.381        632       154,587     82.64        55.52
June 2007                    96           16,134,270       5.71      6.369        628       168,065     79.79        66.54
July 2007                    16            2,896,696       1.03      6.948        597       181,044     82.02        47.90
TOTAL:                    1,836        $ 282,392,757     100.00%     6.668%       624     $ 153,809     82.53%       63.87%

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                $ 655,947,763
Aggregate Original Principal Balance                   $ 656,450,379
Number of Mortgage Loans                                       4,443

                                           MINIMUM        MAXIMUM            AVERAGE (1)
Original Principal Balance                 $ 12,980    $     616,000        $     147,749
Outstanding Principal Balance              $ 12,958    $     615,110        $     147,636

                                           MINIMUM        MAXIMUM        WEIGHTED AVERAGE (2)
Original Term (mos)                             180              360                  350
Stated remaining Term (mos)                     174              359                  348
Loan Age (mos)                                    1                8                    3
Current Interest Rate                         4.100%          13.650%               6.823%
Initial Interest Rate Cap (3)                 1.000%           5.000%               2.896%
Periodic Rate Cap (3)                         1.000%           2.000%               1.129%
Gross Margin (3)                              3.250%          10.250%               6.193%
Maximum Mortgage Rate (3)                     8.800%          18.900%              12.946%
Minimum Mortgage Rate (3)                     3.875%          10.500%               6.567%
Months to Roll (3)                               16               58                   23
Original Loan-to-Value                         7.17%          100.00%               82.71%
Credit Score (4)                                500              814                  631
                                           EARLIEST        LATEST
Maturity Date                              02/01/19       07/01/34

                             PERCENT OF                                       PERCENT OF
LIEN POSITION               MORTGAGE POOL          YEAR OF ORIGINATION       MORTGAGE POOL
1st Lien                      95.99%             2003                           0.33%
2nd Lien                       4.01              2004                          99.67

OCCUPANCY                                        LOAN PURPOSE
Primary                       95.47%             Purchase                      35.67%
Second Home                    0.98              Refinance - Rate/Term          6.85
Investment                     3.55              Refinance - Cashout           57.48

LOAN TYPE                                        PROPERTY TYPE
Fixed Rate                    28.83%             Single Family                 77.59%
ARM                           71.17              Rowhouse                       0.13
                                                 Townhouse                      0.68
AMORTIZATION TYPE                                Condominium                    4.12
Fully Amortizing              78.97%             Two-to Four-Family             3.04
Interest-Only                 17.59              Planned Unit Development      14.39
Balloon                        3.44              Manufactured Housing           0.06

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
    RANGE OF            NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
 MORTGAGE RATES       MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
5.500% or less               248       $  51,546,764      7.86%       5.265%     665      $ 207,850     78.64%      81.24%
5.501% to 6.000%             616         123,262,029     18.79        5.846      653        200,101     80.10       73.49
6.001% to 6.500%             726         134,703,703     20.54        6.314      637        185,542     80.22       59.78
6.501% to 7.000%             868         149,058,083     22.72        6.814      620        171,726     83.11       61.45
7.001% to 7.500%             465          67,563,723     10.30        7.301      612        145,298     84.06       60.91
7.501% to 8.000%             398          51,902,673      7.91        7.789      606        130,409     84.94       59.21
8.001% to 8.500%             242          25,288,249      3.86        8.322      605        104,497     85.47       63.50
8.501% to 9.000%             214          20,182,710      3.08        8.792      599         94,312     87.85       70.49
9.001% to 9.500%             169          10,698,341      1.63        9.360      613         63,304     92.99       70.82
9.501% to 10.000%            117           6,330,791      0.97        9.867      637         54,109     93.10       40.66
10.001% to 10.500%           113           5,070,556      0.77       10.366      653         44,872     98.20       21.68
10.501% to 11.000%           142           5,637,312      0.86       10.853      657         39,699     99.70       34.08
11.001% to 11.500%            53           2,093,847      0.32       11.287      641         39,507     99.85       56.37
11.501% to 12.000%            50           1,748,220      0.27       11.888      646         34,964     99.41       39.53
12.001% to 12.500%            13             503,290      0.08       12.367      641         38,715    100.00       30.83
12.501% to 13.000%             5             162,984      0.02       12.796      645         32,597     97.56       38.90
13.001% to 13.500%             3             168,489      0.03       13.254      635         56,163    100.00       33.09
13.501% to 14.000%             1              26,000      0.00       13.650      606         26,000    100.00      100.00
TOTAL:                     4,443       $ 655,947,763    100.00%       6.823%     631      $ 147,636     82.71%      64.35%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.100% per annum to 13.650% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.823% per annum.

REMAINING MONTHS TO STATED MATURITY

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
      RANGE OF                           PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
 REMAINING MONTHS       NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
TO STATED MATURITY    MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
169 to 180                   662       $  31,007,415       4.73%     9.635%       653     $  46,839    94.01%        47.54%
229 to 240                    63           5,300,299       0.81      7.647        633        84,132    81.73         79.72
277 to 288                     1             266,760       0.04      6.850        681       266,760    90.00        100.00
289 to 300                     6             905,740       0.14      6.465        662       150,957    78.73        100.00
337 to 348                     2             315,458       0.05      7.086        691       157,729    95.00        100.00
349 to 360                  3709         618,152,092      94.24      6.675        629       166,663    82.15         64.98
TOTAL:                     4,443       $ 655,947,763     100.00%     6.823%       631     $ 147,636    82.71%        64.35%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 348 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                         AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
 RANGE OF ORIGINAL                       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
   MORTGAGE LOAN        NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
 PRINCIPAL BALANCES   MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
$50,000 or less             586        $  20,177,772       3.08%     9.826%      647      $  34,433    94.14%       50.13%
$50,001 to $100,000       1,026           78,997,041      12.04      7.723       626         76,995    83.61        72.57
$100,001 to $150,000      1,091          135,539,510      20.66      6.855       629        124,234    82.15        70.88
$150,001 to $200,000        726          125,765,769      19.17      6.688       624        173,231    81.62        68.32
$200,001 to $250,000        395           88,932,312      13.56      6.552       628        225,145    81.96        60.99
$250,001 to $300,000        234           64,006,275       9.76      6.347       636        273,531    82.74        60.04
$300,001 to $350,000        183           59,254,939       9.03      6.412       638        323,797    82.99        59.44
$350,001 to $400,000        120           45,113,354       6.88      6.434       634        375,945    82.99        43.20
$400,001 to $450,000         40           17,025,033       2.60      6.339       635        425,626    82.55        62.57
$450,001 to $500,000         29           13,834,349       2.11      6.052       659        477,047    80.93        69.02
$500,001 to $550,000          4            2,081,498       0.32      6.283       652        520,374    75.97        75.11
$550,001 to $600,000          8            4,604,802       0.70      6.476       617        575,600    82.14        63.26
$600,001 to $650,000          1              615,110       0.09      5.000       631        615,110    73.42       100.00
TOTAL:                    4,443        $ 655,947,763     100.00%     6.823%      631      $ 147,636    82.71%       64.35%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,958 to approximately $615,110 and the average outstanding principal balance of the Mortgage Loans was approximately $147,636.

PRODUCT TYPES

                                               AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
                              NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
   PRODUCT TYPES            MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
Balloon Loans                     533        $  22,550,055       3.44%     10.247%     661      $  42,308    99.71%        45.56%
15 to 19 Year Fixed Loans         129            8,457,360       1.29       8.004      633         65,561    78.80         52.84
20 to 24 Year Fixed Loans          63            5,300,299       0.81       7.647      633         84,132    81.73         79.72
25 to 29 Year Fixed Loans           7            1,172,500       0.18       6.553      666        167,500    81.29        100.00
30 Year Fixed Loans               948          151,657,749      23.12       6.812      645        159,977    80.58         75.20
2/28 LIBOR ARM Loans            2,348          387,031,183      59.00       6.675      625        164,834    83.00         63.23
3/27 LIBOR ARM Loans              409           78,495,612      11.97       6.425      623        191,921    81.13         54.08
5/25 ARM Loans                      6            1,283,006       0.20       5.822      628        213,834    76.50         57.87
TOTAL:                          4,443        $ 655,947,763     100.00%      6.823%     631      $ 147,636    82.71%        64.35%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                                          PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
  STATE DISTRIBUTIONS      NUMBER OF       BALANCE       MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL        FULL
OF MORTGAGED PROPERTIES  MORTGAGE LOANS  OUTSTANDING       POOL      COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
Alabama                          64      $  6,137,170       0.94%     7.389%     631     $    95,893     86.96%       87.22%
Arizona                         130        14,263,296       2.17      6.796      647         109,718     84.46        55.47
Arkansas                         35         3,249,268       0.50      7.430      644          92,836     89.58        59.29
California                      878       193,276,712      29.47      6.346      637         220,133     80.83        59.32
Colorado                         92        13,646,216       2.08      6.726      638         148,328     83.44        54.58
Connecticut                      63         9,810,718       1.50      7.089      627         155,726     83.96        74.69
Delaware                          8         1,001,884       0.15      6.620      679         125,235     82.37       100.00
District of Columbia              9         1,314,590       0.20      7.682      600         146,066     71.29        86.19
Florida                         439        55,939,908       8.53      6.962      626         127,426     82.86        60.76
Georgia                         235        30,712,635       4.68      7.113      617         130,692     82.27        66.50
Idaho                             2           114,220       0.02      8.374      556          57,110     66.49        37.62
Illinois                        165        24,491,234       3.73      6.923      630         148,432     84.26        64.12
Indiana                          97        10,935,791       1.67      7.276      619         112,740     85.91        74.71
Iowa                              9           593,688       0.09      7.429      655          65,965     83.70        66.01
Kansas                           32         3,051,573       0.47      7.324      634          95,362     85.11        65.28
Kentucky                         45         4,295,173       0.65      7.280      626          95,448     83.52        74.85
Louisiana                        27         2,481,488       0.38      7.182      632          91,907     84.66        58.59
Maine                            15         2,360,641       0.36      7.253      636         157,376     84.81        86.75
Maryland                        143        25,704,379       3.92      6.875      609         179,751     82.79        77.22
Massachusetts                    56        12,140,647       1.85      6.683      625         216,797     83.84        75.74
Michigan                        177        19,542,375       2.98      7.238      622         110,409     83.67        59.12
Minnesota                       117        16,422,357       2.50      6.794      637         140,362     84.19        69.13
Mississippi                      24         2,003,579       0.31      7.454      612          83,482     85.50        79.20
Missouri                         76         8,056,421       1.23      7.335      630         106,006     85.76        59.69
Montana                           3           321,000       0.05      6.489      652         107,000     82.06       100.00
Nebraska                         11         1,301,369       0.20      6.884      639         118,306     85.15        91.79
Nevada                           93        15,713,750       2.40      6.769      647         168,965     84.71        44.92
New Hampshire                    10         1,544,258       0.24      6.419      621         154,426     78.32        66.61
New Jersey                       42         8,465,149       1.29      7.247      587         201,551     81.08        76.76
New Mexico                        3           742,017       0.11      6.217      615         247,339     83.87        55.09
New York                         85        15,814,005       2.41      6.732      629         186,047     77.46        69.42
North Carolina                  102        12,631,434       1.93      7.305      630         123,838     85.56        70.67
Ohio                            120        13,122,953       2.00      7.136      626         109,358     85.38        77.85
Oklahoma                          9           662,701       0.10      7.228      621          73,633     85.59        80.57
Oregon                           61         7,527,963       1.15      6.707      651         123,409     83.64        63.02
Pennsylvania                    105        13,094,712       2.00      7.035      627         124,712     85.58        74.22
Rhode Island                     32         5,302,001       0.81      6.851      608         165,688     78.33        54.01
South Carolina                   90         9,584,115       1.46      7.528      611         106,490     82.81        83.60
South Dakota                      3           476,354       0.07      6.866      595         158,785     85.48        41.17
Tennessee                        86         9,092,020       1.39      7.635      626         105,721     87.03        76.25
Texas                           249        21,713,687       3.31      7.382      650          87,204     82.89        40.92
Utah                             25         2,936,127       0.45      6.599      660         117,445     82.67        84.60
Vermont                           1           270,000       0.04      6.250      623         270,000     90.00       100.00
Virginia                        174        28,361,578       4.32      6.982      618         162,998     82.79        74.83
Washington                      115        16,622,479       2.53      6.661      645         144,543     84.19        62.17
West Virginia                    28         2,456,098       0.37      7.453      602          87,718     79.90        81.97
Wisconsin                        56         6,427,826       0.98      6.855      640         114,783     84.80        71.32
Wyoming                           2           218,203       0.03      8.034      619         109,102     96.69        66.87
TOTAL:                        4,443      $655,947,763     100.00%     6.823%     631     $   147,636     82.71%       64.35%

(1) No more than approximately 0.50% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                          AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       PERCENT
  RANGE OF ORIGINAL        NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL       FULL
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV      DOCUMENTATION
50.00% or less                   78      $  8,259,549      1.26%     6.518%     623     $   105,892      39.92%      57.08%
50.01% to 55.00%                 39         5,602,080      0.85      6.823      617         143,643      52.91       44.83
55.01% to 60.00%                 63         8,984,870      1.37      6.548      608         142,617      57.85       54.31
60.01% to 65.00%                 75        13,380,009      2.04      6.591      614         178,400      62.81       52.47
65.01% to 70.00%                169        27,919,358      4.26      6.588      610         165,203      68.31       54.69
70.01% to 75.00%                251        41,767,227      6.37      6.648      609         166,403      73.73       65.08
75.01% to 80.00%              1,388       227,749,763     34.72      6.319      645         164,085      79.69       60.17
80.01% to 85.00%                474        83,154,121     12.68      6.778      607         175,431      84.40       67.19
85.01% to 90.00%                874       152,750,833     23.29      6.955      626         174,772      89.62       67.52
90.01% to 95.00%                258        40,106,801      6.11      7.288      636         155,453      94.78       81.81
95.01% to 100.00%               774        46,273,152      7.05      9.018      660          59,784      99.93       68.45
TOTAL:                        4,443      $655,947,763    100.00%     6.823%     631     $   147,636      82.71%      64.35%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 7.17% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 4.01% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.69%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.92%.

LOAN PURPOSE

                                          AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                           NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL       FULL
    LOAN PURPOSE         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV      DOCUMENTATION
Refinance - Cashout           2,221      $377,014,554     57.48%     6.737%     618     $   169,750     81.42%       68.85%
Purchase                      1,922       233,969,349     35.67      6.952      651         121,732     84.92        55.65
Refinance - Rate/Term           300        44,963,861      6.85      6.864      626         149,880     82.05        71.91
TOTAL:                        4,443      $655,947,763    100.00%     6.823%     631     $   147,636     82.71%       64.35%

PROPERTY TYPE

                                          AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                           NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL       FULL
   PROPERTY TYPE         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV      DOCUMENTATION
Single Family                 3,511      $508,945,946     77.59%     6.825%     630     $   144,958     82.98%       65.47%
Rowhouse                          7           854,753      0.13      7.459      627         122,108     83.09        78.77
Townhouse                        41         4,429,158      0.68      7.033      627         108,028     84.37        75.26
Condominium                     196        27,049,964      4.12      6.836      641         138,010     82.44        61.87
Two- to Four-Family             122        19,910,769      3.04      6.986      635         163,203     75.88        58.35
Manufactured Housing              5           361,091      0.06      7.498      634          72,218     77.55       100.00
Planned Unit Development        561        94,396,083     14.39      6.755      631         168,264     82.72        59.51
TOTAL:                        4,443      $655,947,763    100.00%     6.823%     631     $   147,636     82.71%       64.35%

DOCUMENTATION

                                          AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                           NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL       FULL
   DOCUMENTATION         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV      DOCUMENTATION
Full Documentation            2,891      $422,102,829     64.35%     6.712%     624     $   146,006     83.48%      100.00%
Stated Documentation          1,477       217,413,410     33.14      7.061      643         147,199     81.07         0.00
Lite Documentation               75        16,431,524      2.51      6.506      639         219,087     84.68         0.00
TOTAL:                        4,443      $655,947,763    100.00%     6.823%     631     $   147,636     82.71%       64.35%

OCCUPANCY

                                          AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                           NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL       FULL
 OCCUPANCY               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV      DOCUMENTATION
Primary                       4,182      $626,215,831     95.47%     6.799%     630     $   149,741     82.82%       64.27%
Investment                      216        23,311,208      3.55      7.335      654         107,922     79.85        69.84
Second Home                      45         6,420,724      0.98      7.281      621         142,683     82.95        52.48
TOTAL:                        4,443      $655,947,763    100.00%     6.823%     631     $   147,636     82.71%       64.35%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                          AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       PERCENT
MORTGAGE LOANS AGE         NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL       FULL
     SUMMARY             MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV      DOCUMENTATION
1                               133      $ 22,752,951      3.47%     6.718%     640     $   171,075     83.06%       64.45%
2                             1,734       266,683,802     40.66      6.831      632         153,797     82.83        68.51
3                             1,707       247,993,770     37.81      6.755      630         145,280     82.37        64.05
4                               646        89,536,711     13.65      6.886      629         138,602     83.35        54.80
5                               176        21,787,442      3.32      7.111      635         123,792     82.89        54.01
6                                33         5,025,499      0.77      7.383      608         152,288     80.02        75.92
7                                12         1,925,805      0.29      7.766      647         160,484     83.34        59.07
8                                 2           241,783      0.04      8.360      571         120,892     74.02        50.51
TOTAL:                        4,443      $655,947,763    100.00%     6.823%     631     $   147,636     82.71%       64.35%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                          AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       PERCENT
ORIGINAL PREPAYMENT        NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL       FULL
   PENALTY TERM          MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV      DOCUMENTATION
None                            689      $ 71,648,528     10.92%     7.583%     629     $   103,989     85.70%       62.74%
6 Months                          4           560,995      0.09      6.878      607         140,249     83.24        74.81
12 Months                       144        25,626,316      3.91      6.806      627         177,961     82.73        68.75
13 Months                        20         4,347,942      0.66      6.495      652         217,397     86.39        58.79
24 Months                     2,108       323,497,734     49.32      6.727      627         153,462     83.34        62.04
30 Months                         1           324,909      0.05      5.990      758         324,909     80.00       100.00
36 Months                     1,167       186,453,785     28.43      6.703      638         159,772     80.82        64.49
48 Months                         6           981,709      0.15      6.385      668         163,618     84.77        92.74
60 Months                       303        42,263,792      6.44      6.857      625         139,484     80.78        80.79
84 Months                         1           242,053      0.04      6.150      641         242,053     90.00       100.00
TOTAL:                        4,443      $655,947,763    100.00%     6.823%     631     $   147,636     82.71%       64.35%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 30 months.

CREDIT SCORES

                                          AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                           NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL       FULL
RANGE OF CREDIT SCORES   MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV      DOCUMENTATION
Not Available                     1      $     50,916      0.01%     7.000%       0     $    50,916      51.00%     100.00%
500 to 500                        1           179,745      0.03      7.750      500         179,745      67.92        0.00
501 to 525                       45         6,583,733      1.00      7.519      517         146,305      72.36       80.87
526 to 550                      272        38,420,924      5.86      7.317      541         141,253      77.37       83.13
551 to 575                      399        59,375,007      9.05      7.235      564         148,810      79.87       78.80
576 to 600                      507        79,521,941     12.12      7.076      588         156,848      82.93       69.16
601 to 625                      882       135,075,149     20.59      6.836      613         153,146      84.00       69.43
626 to 650                      803       114,107,702     17.40      6.765      638         142,102      83.76       58.43
651 to 675                      695       101,506,279     15.47      6.604      662         146,052      83.69       55.47
676 to 700                      390        55,901,709      8.52      6.543      686         143,338      83.43       52.08
701 to 725                      197        28,676,770      4.37      6.466      712         145,567      83.18       52.62
726 to 750                      128        17,622,434      2.69      6.622      736         137,675      83.60       56.07
751 to 775                       80        12,221,586      1.86      6.275      763         152,770      82.10       59.22
776 to 800                       38         5,938,371      0.91      6.045      785         156,273      80.34       77.27
801 to 814                        5           765,497      0.12      5.947      805         153,099      69.97       42.42
TOTAL:                        4,443      $655,947,763    100.00%     6.823%     631     $   147,636      82.71%      64.35%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 631.

CREDIT GRADE

                                          AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                           NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL       FULL
CREDIT GRADE             MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV      DOCUMENTATION
A+                            2,318      $332,522,479     50.69%     6.622%     670     $   143,452     83.91%       55.74%
A                              1015       157,785,705     24.05      6.904      608         155,454     83.99        68.82
A-                              449        71,743,939     10.94      7.015      594         159,786     81.34        71.05
B                               411        58,163,074      8.87      7.207      568         141,516     78.58        77.56
C                               164        23,112,995      3.52      7.356      540         140,933     76.73        90.28
C-                               86        12,619,571      1.92      7.254      551         146,739     73.10        88.79
TOTAL:                        4,443      $655,947,763    100.00%     6.823%     631     $   147,636     82.71%       64.35%

MARGINS

                                          AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                           NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL       FULL
RANGE OF MARGINS         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV      DOCUMENTATION
3.001% to 3.500%                  3      $    660,000      0.14%     4.740%     684     $   220,000     80.00%       67.88%
3.501% to 4.000%                 32         7,618,449      1.63      4.960      670         238,077     78.65        95.96
4.001% to 4.500%                 81        18,386,311      3.94      5.381      663         226,991     79.66        79.88
4.501% to 5.000%                176        38,400,431      8.23      5.690      651         218,184     79.61        68.34
5.001% to 5.500%                321        62,178,142     13.32      5.917      637         193,701     81.12        62.75
5.501% to 6.000%                538        97,763,408     20.94      6.217      630         181,716     82.08        65.12
6.001% to 6.500%                490        85,982,624     18.42      6.645      620         175,475     82.56        56.72
6.501% to 7.000%                415        67,429,381     14.44      7.054      612         162,480     83.79        54.25
7.001% to 7.500%                257        36,075,615      7.73      7.544      606         140,372     85.34        54.99
7.501% to 8.000%                183        22,429,077      4.80      8.010      603         122,563     85.56        55.39
8.001% to 8.500%                137        15,820,934      3.39      8.498      597         115,481     87.02        62.38
8.501% to 9.000%                 79         9,101,562      1.95      8.854      585         115,210     87.60        66.67
9.001% to 9.500%                 42         4,138,553      0.89      9.457      578          98,537     87.19        61.56
9.501% to 10.000%                 8           733,281      0.16      9.956      567          91,660     81.50        62.27
10.001% to 10.500%                1            92,032      0.02     10.500      607          92,032     95.00         0.00
TOTAL:                        2,763      $466,809,800    100.00%     6.631%     624     $   168,950     82.67%       61.68%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.193% per annum.

MAXIMUM MORTGAGE RATES

                                          AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       PERCENT
RANGE OF MAXIMUM           NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL       FULL
 MORTGAGE RATES          MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV      DOCUMENTATION
11.500% or less                 135      $ 26,355,143      5.65%     5.302%     664     $   195,223     78.52%       75.15%
11.501% to 12.000%              352        66,961,428     14.34      5.756      640         190,231     80.13        76.51
12.001% to 12.500%              445        82,347,599     17.64      6.108      632         185,051     80.72        63.86
12.501% to 13.000%              598       111,633,254     23.91      6.536      621         186,678     83.45        60.17
13.001% to 13.500%              370        61,361,735     13.14      6.823      621         165,843     83.66        56.02
13.501% to 14.000%              343        54,912,449     11.76      7.278      612         160,095     84.96        54.65
14.001% to 14.500%              233        30,298,413      6.49      7.823      610         130,036     84.40        49.68
14.501% to 15.000%              171        20,049,143      4.29      8.321      601         117,246     85.49        51.73
15.001% to 15.500%               64         7,328,135      1.57      8.855      591         114,502     88.22        48.87
15.501% to 16.000%               38         3,995,592      0.86      9.098      583         105,147     85.95        65.21
16.001% to 16.500%                9           894,935      0.19      9.380      581          99,437     90.33        79.91
16.501% to 17.000%                2           295,249      0.06      9.959      558         147,624     73.16        59.47
17.001% to 17.500%                2           129,157      0.03     10.500      620          64,578     90.69         0.00
18.501% to 19.000%                1           247,568      0.05      5.950      601         247,568     79.99       100.00
TOTAL:                        2,763      $466,809,800    100.00%     6.631%     624     $   168,950     82.67%       61.68%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.800% per annum to 18.900% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.946% per annum.

NEXT RATE ADJUSTMENT DATE

                                            AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE        PERCENT
                             NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL        FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING    LTV       DOCUMENTATION
December 2005                       3      $    450,841      0.10%     7.671%     620     $   150,280     83.75%       73.46%
January 2006                        9         1,367,272      0.29      8.080      647         151,919     81.21        42.35
February 2006                      26         4,478,168      0.96      7.290      604         172,237     80.05        79.01
March 2006                        113        15,531,217      3.33      6.976      635         137,444     83.95        56.07
April 2006                        353        54,704,780     11.72      6.725      631         154,971     83.68        52.30
May 2006                          825       138,955,416     29.77      6.529      626         168,431     82.15        60.51
June 2006                         961       161,263,528     34.55      6.740      621         167,808     83.38        69.25
July 2006                          57        10,095,960      2.16      6.435      630         177,122     85.22        69.51
October 2006                        1           184,000      0.04      6.050      601         184,000     80.00       100.00
February 2007                       2           161,989      0.03      7.519      546          80,994     61.15       100.00
March 2007                         12         2,242,838      0.48      6.810      581         186,903     72.80        51.78
April 2007                         69        14,054,248      3.01      6.576      604         203,685     81.51        40.55
May 2007                          150        27,552,466      5.90      6.309      632         183,683     82.52        56.21
June 2007                         151        29,559,406      6.33      6.358      630         195,758     80.59        59.14
July 2007                          25         4,924,666      1.05      6.834      614         196,987     79.99        49.98
March 2009                          1           163,372      0.03      5.625      655         163,372     71.30         0.00
April 2009                          1           186,452      0.04      6.250      617         186,452     84.93       100.00
June 2009                           4           933,182      0.20      5.771      625         233,296     75.72        59.58
TOTAL:                          2,763      $466,809,800    100.00%     6.631%     624     $   168,950     82.67%       61.68%

RANGE OF MORTGAGE RATES - ARM

                                          AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE       PERCENT
RANGE OF MORTGAGE           NUMBER OF      BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
    RATES-ARM            MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
5.500% or less                  241      $ 50,353,896     10.79%     5.261%     664     $   208,937     78.82%       81.12%
5.501% to 6.000%                477        92,805,512     19.88      5.849      642         194,561     80.99        69.18
6.001% to 6.500%                524        93,935,105     20.12      6.313      630         179,265     81.29        53.87
6.501% to 7.000%                612       109,026,519     23.36      6.814      613         178,148     83.96        58.00
7.001% to 7.500%                313        46,853,417     10.04      7.300      609         149,691     84.69        56.65
7.501% to 8.000%                255        35,169,474      7.53      7.794      602         137,920     85.50        53.60
8.001% to 8.500%                154        18,759,698      4.02      8.318      599         121,816     85.96        58.45
8.501% to 9.000%                120        13,119,671      2.81      8.774      585         109,331     86.36        64.40
9.001% to 9.500%                 46         4,727,240      1.01      9.325      584         102,766     89.71        64.90
9.501% to 10.000%                18         1,810,262      0.39      9.767      570         100,570     82.78        63.48
10.001% to 10.500%                3           249,007      0.05     10.320      592          83,002     87.95         0.00
TOTAL:                        2,763      $466,809,800    100.00%     6.631%     624     $   168,950     82.67%       61.68%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.100% per annum to 10.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.631% per annum.

RANGE OF MORTGAGE RATES - FIXED RATE

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE       PERCENT
RANGE OF MORTGAGE           NUMBER OF      BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL       FULL
RATES-FIXED RATE         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
5.500% or less                    7      $  1,192,868      0.63%      5.457%    732     $   170,410     70.94%       86.18%
5.501% to 6.000%                139        30,456,517     16.10       5.838     686         219,112     77.37        86.62
6.001% to 6.500%                202        40,768,598     21.55       6.314     652         201,825     77.76        73.39
6.501% to 7.000%                256        40,031,564     21.17       6.814     638         156,373     80.78        70.84
7.001% to 7.500%                152        20,710,305     10.95       7.302     621         136,252     82.62        70.56
7.501% to 8.000%                143        16,733,199      8.85       7.778     616         117,015     83.76        71.00
8.001% to 8.500%                 88         6,528,551      3.45       8.334     623          74,188     84.07        78.01
8.501% to 9.000%                 94         7,063,039      3.73       8.825     625          75,139     90.63        81.79
9.001% to 9.500%                123         5,971,101      3.16       9.388     636          48,546     95.59        75.51
9.501% to 10.000%                99         4,520,529      2.39       9.908     663          45,662     97.23        31.52
10.001% to 10.500%              110         4,821,549      2.55      10.368     656          43,832     98.73        22.80
10.501% to 11.000%              142         5,637,312      2.98      10.853     657          39,699     99.70        34.08
11.001% to 11.500%               53         2,093,847      1.11      11.287     641          39,507     99.85        56.37
11.501% to 12.000%               50         1,748,220      0.92      11.888     646          34,964     99.41        39.53
12.001% to 12.500%               13           503,290      0.27      12.367     641          38,715    100.00        30.83
12.501% to 13.000%                5           162,984      0.09      12.796     645          32,597     97.56        38.90
13.001% to 13.500%                3           168,489      0.09      13.254     635          56,163    100.00        33.09
13.501% to 14.000%                1            26,000      0.01      13.650     606          26,000    100.00       100.00
TOTAL:                        1,680      $189,137,963    100.00%      7.296%    646     $   112,582     82.82%       70.94%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 13.650% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.296% per annum.